UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 21, 2013 (November 13, 2013)

AXION INTERNATIONAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Colorado (State or other jurisdiction of incorporation)	0-13111 (Commission File Number)	84-0846389 (IRS Employer Identification No.)

180 South Street, Suite 104, New Providence, New Jersey (Address of principal executive offices)	07974 (Zip Code)

Registrant’s telephone number, including area code: (908) 542-0888

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

As discussed in Item 5.07 below, on November 19, 2013 at the annual meeting of shareholders of Axion International Holdings, Inc. (the “Company”) held on November 19, 2013 (the “Annual Meeting”), the Company’s shareholders approved the First Amendment to Axion International Holdings, Inc. 2010 Stock Plan (the “Plan Amendment”) which increased the number of shares of the Company’s common stock, no par value (the “Common Stock”), reserved under such plan by 2,000,000 shares. The foregoing is qualified in its entirety by reference to the Plan Amendment, which is attached as Exhibit 10.14 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 2.01	Completion of Acquisition or Disposition of Assets.

On November 15, 2013, pursuant to a bill of sale executed by the The Community Bank, an Ohio banking corporation (the “Bank”), as grantor, in favor of Axion Recycled Plastics Incorporated (“Axion Recycling”), an Ohio corporation recently formed as a wholly-owned subsidiary of Axion International, Inc. (“Axion International”), a Delaware corporation and wholly-owned subsidiary of the Company, as grantee, Axion Recycling acquired from the Bank certain equipment, inventory and supplies related to the operation of the business of Y City Recycling, LLC, an Ohio limited liability company (“Y City”). The consideration paid by Axion Recycling to the Bank for these assets was $3,562,000, which was funded pursuant to the Bank Loan Agreements (as defined below) entered into between Axion Recycling and the Bank, as described in Item 2.03 below.

In connection with the transaction described in the foregoing paragraph, Axion Recycling entered into an Asset Purchase Agreement dated November 15, 2013 (the “Purchase Agreement”), among Axion Recycling, Y City, and Brian Coll and Renee Coll (collectively with Y City, the “Sellers”). Pursuant to the terms of the Purchase Agreement, on the date of such agreement, Axion Recycling acquired certain assets from the Sellers relating to the operation of Y City’s recycled plastics facility located in Zanesville, Ohio (the “Facility”). The purchase price for these assets was $2,078,745, which Axion Recycling paid in cash to the Bank to discharge in full certain indebtedness of Y City to the Bank. The consideration paid by Axion Recycling pursuant to the Purchase Agreement was funded, in part, by the loans made to the Company on November 6, 2013 in the aggregate amount of $2,000,000, as described in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on November 8, 2013.

The foregoing summary provides only a brief description of the Purchase Agreement. The summary does not purport to be complete and is qualified in its entirety by the full text of the Purchase Agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 2.03	Creation of a Direct Financial Obligation.

Secured Promissory Note

On November 13, 2013, Allen Kronstadt (“Kronstadt”) loaned the Company an aggregate principal amount of $1,000,000, and in consideration of such loan, the Company issued its secured promissory note (the “Secured Note”) to Kronstadt which shall be exchanged by the Company on a future date, when the authorized shares of capital stock of the Company are available, for one of the Company’s 8.0% convertible promissory notes (the “Convertible Note”) which shall be initially convertible into shares of Common Stock at a conversion price equal to $0.40 per share of Common Stock, subject to adjustment on the terms provided therein, and an associated warrant (the “Warrant”) to purchase the number of shares of Common Stock into which the Convertible Note is initially convertible, subject to adjustment as provided on the terms of the Warrant.

The Secured Note is secured by a security interest and lien in all of the assets of the Company and Axion International pursuant to the Security Agreement dated as of August 24, 2012, filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the SEC on August 27, 2012, as amended by the First Amendment to Security Agreement dated as of October 21, 2013, filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on October 24, 2013.

The Secured Note, including all outstanding principal and accrued and unpaid interest, is due and payable on the earlier of November 29, 2013 or upon the occurrence of an Event of Default (as defined in the Secured Note). The Company may prepay the Secured Note, in whole or in part, upon 5 calendar days prior written notice to the holder thereof. Interest accrues on the Secured Note at a rate of 8.0% per annum, payable in arrears on the date the Secured Note is repaid or prepaid in full.

The foregoing summary provides only a brief description of the Secured Note. The summary does not purport to be complete and is qualified in its entirety by the full text of the Secured Note. A form of Secured Note is attached as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the SEC on October 24, 2013, and is incorporated by reference herein. Other than the date on which interest begins to accrue, the Secured Note issued by the Company pursuant to the transaction described above is materially the same as the form which is attached as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the SEC on October 24, 2013.

The Community Bank, Zanesville Ohio

The acquisitions described in Item 1.01 of this Form 8-K were funded, in part, by loans (the “Bank Loans”) made by the Bank to Axion Recycling in the aggregate principal amounts of $1,000,000 and $3,500,000 pursuant to promissory notes (the “Bank Notes”) issued under Commercial Loan Agreements dated November 15, 2013, between the Bank and Axion Recycling with respect to each of the Bank Loans (the “Bank Loan Agreements”). Each of the Bank Loans bears interest at 4.25% per annum and matures on November 15, 2018. With respect to principal payments under the Bank Loans, $100,000 is due on each of November 15, 2014 and 2015, $250,000 is due on each of November 15, 2016 and 2017, and the balance of the principal amounts outstanding under the Bank Loans is due on November 15, 2018. The Bank Loans may be prepaid in full or in part at any time without premium or penalty. The Bank may accelerate all amounts due under the Bank Loan Agreements, together with accrued and unpaid interest, upon the occurrence of an Event of Default, as defined in the Bank Loan Agreements.

The Bank Loan in the principal amount of $3,500,000 is secured by a security interested granted by (i) Axion Recycling in all of the equipment purchased by Axion Recycling under the Bill of Sale, pursuant to the terms of the Security Agreement dated November 15, 2013, between Axion Recycling and the Bank, and (ii) Axion International in certain of its equipment located at its Waco, Texas facility pursuant to the terms of the Security Agreement dated November 15, 2013, between Axion International and the Bank. In addition, each of the Company and Axion International has entered into a Guaranty dated November 15, 2013 in favor of the Bank pursuant to which the Company and Axion International guaranteed the payment and performance of the Bank Loan in the principal amount of $3,500,000.

The Bank Loan in the principal amount of $1,000,000 is secured by a security interested granted by (i) Axion Recycling in all of the equipment purchased by Axion Recycling under the Bill of Sale, pursuant to the terms of the Security Agreement dated November 15, 2013, between Axion Recycling and the Bank, and (ii) Axion International in certain of its equipment located at its Waco, Texas facility pursuant to the terms of the Security Agreement dated November 15, 2013, between Axion International and the Bank. In addition, each of the Company and Axion International has entered into a Guaranty dated November 15, 2013 in favor of the Bank pursuant to which the Company and Axion International guaranteed the payment and performance of the Bank Loan in the principal amount of $1,000,000.

The foregoing summary provides only a brief description of the Bank Notes, the Bank Loan Agreements, and the aforementioned security agreements and guarantees, which are attached as Exhibits 4.1, 4.2, and 10.3 through 10.12, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Revolving Credit and Letter of Credit Support Agreement

On November 15, 2013, the Company, Axion International, and Axion Recycling, as borrowers (collectively, the “Borrowers”), and MLTM Lending, LLC, a Maryland limited liability company (“MLTM”), and Samuel G. Rose (“Rose” and together with MLTM, the “Lenders”), entered into a Revolving Credit and Letter of Credit Support Agreement (the “Revolving Loan Agreement”) pursuant to which the Lenders have agreed to lend the Borrowers up to $2,500,000 on a revolving basis. In addition, the Revolving Loan Agreement provides that MLTM will provide letter of credit support to the Borrowers of up to $500,000 (the “LC Sublimit”). Each revolving loan made under the Revolving Loan Agreement bears interest at 12% per annum, of which 4% is payable by the Borrowers in cash on the first business day of each month, and 8% is payable by the Company in shares of Common Stock on the first business day of each calendar quarter, valued at a price equal to the average of the Weighted Average Price (as such term is defined in the Revolving Loan Agreement) of a share of Common Stock for 20 consecutive trading days prior to the interest payment date. The maturity date of the Revolving Loan Agreement is December 31, 2015 (the “Maturity Date”).

Under the terms of the Revolving Loan Agreement, the Borrowers may prepay the revolving loans at any time, in whole or in part, together with all accrued and unpaid interest, without premium or penalty. The Lenders may accelerate all amounts due under the Revolving Loan Agreement, together with accrued and unpaid interest, upon the occurrence of an Event of Default, as defined in the Revolving Loan Agreement.

As consideration for the revolving loans extended under the Revolving Loan Agreement, by no later than November 29, 2013 with respect to the year ending December 31, 2013, and prior to each of December 31, 2014 and 2015, the Company is required to issue to the Lenders an aggregate of 200,000 shares of Common Stock during each such calendar year, up to a total of 600,000 shares of Common Stock. As consideration for MLTM providing letter of credit support, the Borrowers are required to pay a letter of credit commission fee on the date of the Revolving Loan Agreement, and on each one year anniversary of the date of the Revolving Loan Agreement prior to the Maturity Date, in the amount equal to (i) 2% of the LC Sublimit in cash and (ii) shares of Common Stock, with an aggregate value of 4% of the LC Sublimit, with each such share of Common Stock valued at a price equal to the average of the Weighted Average Price of a share of Common Stock for the 20 consecutive trading days prior to the date of payment.

In connection with the entry into the Revolving Loan Agreement, pursuant to the terms thereof, on November 15, 2013, the Borrowers and the Lenders entered into a Security Agreement pursuant to which the Borrowers granted a security interest and lien in all of their accounts and inventory to secure the Borrowers’ obligations under the Revolving Loan Agreement.

The foregoing summary provides only a brief description of the Revolving Loan Agreement and the Security Agreement. The summary does not purport to be complete and is qualified in its entirety by the full text of the Revolving Loan Agreement and the Security Agreement, which are attached as Exhibits 10.13 and 10.14, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As discussed in Item 5.07 below, on November 19, 2013 at the Annual Meeting, the Company’s shareholders approved an amendment to the Company’s existing Articles of Incorporation to increase the number of authorized shares of Common Stock from 100,000,000 to 250,000,000 shares. The amendment became effective upon the filing of the Articles of Amendment to the Articles of Incorporation (the “Charter Amendment”) with the Secretary of State of the State of Colorado on November 20, 2013. The foregoing is qualified in its entirety by reference to the Charter Amendment, which is attached as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s shareholders (i) did not approve the reincorporation of the Company from the State of Colorado to the State of Delaware, (ii) approved the Charter Amendment to increase the number of authorized shares of Common Stock from 100,000,000 to 250,000,000 shares, (iii) elected each of the nominees to the Company’s board of directors, (iv) approved the Plan Amendment to increase the number of shares of Common Stock reserved thereunder by 2,000,000 shares, (v) ratified the appointment of BDO USA LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2013, (vi) approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers as described in the Company’s Definitive Proxy Statement on Schedule 14A filed with the SEC on October 7, 2013, (vii) recommended, on a non-binding, advisory basis, that future shareholder advisory votes on the compensation of the Company’s named executive officers take place every three years, and (viii) authorized the Company’s board of directors to adjourn and postpone the Annual Meeting to a later date or dates, if necessary. The final voting results for each proposal submitted to a vote are set forth below:

PROPOSAL 1	Approval of the reincorporation of the Company from the State of Colorado to the State of Delaware, in connection with which the Company will adopt (i) a new certificate of incorporation which increases the number of authorized shares of the Company’s common stock from 100,000,000 to 250,000,000, and (ii) new bylaws.

Votes For	Votes Against	Abstentions	Broker Non-Votes
14,482,201	911,167	8,097	11,068,755

PROPOSAL 2	In the event the shareholders do not approve the reincorporation, approval of an amendment to the Company’s existing Articles of Incorporation to increase the number of authorized shares of the Company’s common stock from 100,000,000 to 250,000,000 shares.

Votes For	Votes Against	Abstentions
23,425,286	2,900,636	144,298

PROPOSAL 3	Election of Directors.

Name	Votes For	Votes Withheld	Abstentions	Broker Non-Votes

Perry Jacobson	12,716,584	2,684,881	0	11,068,755

Steve Silverman	12,706,302	2,695,163	0	11,068,755

James Kerstein	13,982,806	1,418,659	0	11,068,755

Anthony Hatch	14,552,975	848,490	0	11,068,755

Dr. Allen Hershkowitz	14,553,448	848,017	0	11,068,755

Thomas Bowersox	14,671,962	729,503	0	11,068,755

Allen Kronstadt	14,685,206	716,259	0	11,068,755

PROPOSAL 4:	Approval of an amendment to the Axion International Holdings, Inc. 2010 Stock Plan to increase the shares of the Company’s common stock reserved under this Plan by 2,000,000 shares.

Votes For	Votes Against	Abstentions	Broker Non-Votes	Uncast
14,153,248	994,976	57,011	11,068,755	196,230

PROPOSAL 5:	Approval of the ratification of BDO USA LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2013.

Votes For	Votes Against	Abstentions	Broker Non-Votes
25,799,017	631,811	39,392	0

PROPOSAL 6:	Approval, by non-binding advisory vote, of the compensation of the named executive officers (“Say on Pay”).

Votes For	Votes Against	Abstentions	Broker Non-Votes
14,517,328	762,297	121,840	11,068,755

PROPOSAL 7:	Approval, by non-binding advisory vote, of the frequency of future Say on Pay votes.

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
1,367,871	3,397,259	9,620,099	1,016,236	11,068,755

PROPOSAL 8:	Approval to authorize the Board of Directors to adjourn and postpone the annual meeting to a later date or dates.

Votes For	Votes Against	Abstentions
23,490,274	2,291,707	688,239

ITEM 9.01	Financial Statements and Exhibits.

(d)	Exhibits

3.1	Articles of Amendment to the Articles of Incorporation of Axion International Holdings, Inc., filed with the Secretary of State of the State of Colorado on November 20, 2013.

4.1	Promissory Note dated as of November 15, 2013, Loan No. 2312374 in the principal amount of $3,500,000, issued by Axion Recycled Plastics Incorporated in favor of The Community Bank.

4.2	Promissory Note dated as of November 15, 2013, Loan No. 2312398 in the principal amount of $1,000,000, issued by Axion Recycled Plastics Incorporated in favor of The Community Bank.

4.3	Revolving Credit Note dated as of November 15, 2013, issued by Axion International Holdings, Inc., Axion International, Inc., and Axion Recycling Plastics Incorporated in favor of MLTM Lending, LLC or its assigns.

4.4	Revolving Credit Note dated as of November 15, 2013, issued by Axion International Holdings, Inc., Axion International, Inc., and Axion Recycling Plastics Incorporated in favor of Samuel G. Rose or his assigns.

10.1	Asset Purchase Agreement dated as of November 15, 2013, among Axion Recycled Plastics Incorporated, Y City Recycling, LLC, and Brian Coll and Renee Coll.

10.2	Commercial Loan Agreement, Loan No. 2312374 in the principal amount of $3,500,000, dated as of November 15, 2013, between Axion Recycled Plastics Incorporated and The Community Bank.

10.3	Security Agreement, Loan No. 2312374 in the principal amount of $3,500,000, dated as of November 15, 2013, between Axion International, Inc. and The Community Bank.

10.4	Security Agreement, Loan No. 2312374 in the principal amount of $3,500,000, dated as of November 15, 2013, between Axion Recycled Plastics Incorporated and The Community Bank.

10.5	Guaranty, Loan No. 2312374 in the principal amount of $3,500,000, dated as of November 15, 2013, issued by Axion International Holdings, Inc. in favor of The Community Bank.

10.6	Guaranty, Loan No. 2312374 in the principal amount of $3,500,000, dated as of November 15, 2013, issued by Axion International, Inc. in favor of The Community Bank.

10.7	Commercial Loan Agreement, Loan No. 2312398 in the principal amount of $1,000,000, dated as of November 15, 2013, between Axion Recycled Plastics Incorporated and The Community Bank.

10.8	Security Agreement, Loan No. 2312398 in the principal amount of $1,000,000, dated as of November 15, 2013, between Axion International, Inc. and The Community Bank.

10.9	Security Agreement, Loan No. 2312398 in the principal amount of $1,000,000, dated as of November 15, 2013, between Axion Recycled Plastics Incorporated and The Community Bank.

10.10	Guaranty, Loan No. 2312398 in the principal amount of $1,000,000, dated as of November 15, 2013, issued by Axion International Holdings, Inc. in favor of The Community Bank.

10.11	Guaranty, Loan No. 2312398 in the principal amount of $1,000,000, dated as of November 15, 2013, issued by Axion International, Inc. in favor of The Community Bank.

10.12	Revolving Credit and Letter of Credit Support Agreement dated as of November 15, 2013, among Axion International Holdings, Inc., Axion International, Inc., Axion Recycling Plastics Incorporated, MLTM Lending, LLC and Samuel G. Rose.

10.13	Security Agreement dated as of November 15, 2013, among Axion International Holdings, Inc., Axion International, Inc., Axion Recycling Plastics Incorporated, MLTM Lending, LLC and Samuel G. Rose.

10.14	First Amendment to Axion International Holdings, Inc. 2010 Stock Plan effective as of November 20, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: November 21, 2013	AXION INTERNATIONAL HOLDINGS, INC.

	By:	/s/ Donald W. Fallon
Donald W. Fallon Chief Financial Officer

Exhibit Index

Exhibit No.	Description

3.1	Articles of Amendment to the Articles of Incorporation of Axion International Holdings, Inc., filed with the Secretary of State of the State of Colorado on November 20, 2013.

4.1	Promissory Note dated as of November 15, 2013, Loan No. 2312374 in the principal amount of $3,500,000, issued by Axion Recycled Plastics Incorporated in favor of The Community Bank.

4.2	Promissory Note dated as of November 15, 2013, Loan No. 2312398 in the principal amount of $1,000,000, issued by Axion Recycled Plastics Incorporated in favor of The Community Bank.

4.3	Revolving Credit Note dated as of November 15, 2013, issued by Axion International Holdings, Inc., Axion International, Inc., and Axion Recycling Plastics Incorporated in favor of MLTM Lending, LLC or its assigns.

4.4	Revolving Credit Note dated as of November 15, 2013, issued by Axion International Holdings, Inc., Axion International, Inc., and Axion Recycling Plastics Incorporated in favor of Samuel G. Rose or his assigns.

10.1	Asset Purchase Agreement dated as of November 15, 2013, among Axion Recycled Plastics Incorporated, Y City Recycling, LLC, and Brian Coll and Renee Coll.

10.2	Commercial Loan Agreement, Loan No. 2312374 in the principal amount of $3,500,000, dated as of November 15, 2013, between Axion Recycled Plastics Incorporated and The Community Bank.

10.3	Security Agreement, Loan No. 2312374 in the principal amount of $3,500,000, dated as of November 15, 2013, between Axion International, Inc. and The Community Bank.

10.4	Security Agreement, Loan No. 2312374 in the principal amount of $3,500,000, dated as of November 15, 2013, between Axion Recycled Plastics Incorporated and The Community Bank.

10.5	Guaranty, Loan No. 2312374 in the principal amount of $3,500,000, dated as of November 15, 2013, issued by Axion International Holdings, Inc. in favor of The Community Bank.

10.6	Guaranty, Loan No. 2312374 in the principal amount of $3,500,000, dated as of November 15, 2013, issued by Axion International, Inc. in favor of The Community Bank.

10.7	Commercial Loan Agreement, Loan No. 2312398 in the principal amount of $1,000,000, dated as of November 15, 2013, between Axion Recycled Plastics Incorporated and The Community Bank.

10.8	Security Agreement, Loan No. 2312398 in the principal amount of $1,000,000, dated as of November 15, 2013, between Axion International, Inc. and The Community Bank.

10.9	Security Agreement, Loan No. 2312398 in the principal amount of $1,000,000, dated as of November 15, 2013, between Axion Recycled Plastics Incorporated and The Community Bank.

10.10	Guaranty, Loan No. 2312398 in the principal amount of $1,000,000, dated as of November 15, 2013, issued by Axion International Holdings, Inc. in favor of The Community Bank.

10.11	Guaranty, Loan No. 2312398 in the principal amount of $1,000,000, dated as of November 15, 2013, issued by Axion International, Inc. in favor of The Community Bank.

10.12	Revolving Credit and Letter of Credit Support Agreement dated as of November 15, 2013, among Axion International Holdings, Inc., Axion International, Inc., Axion Recycling Plastics Incorporated, MLTM Lending, LLC and Samuel G. Rose.

10.13	Security Agreement dated as of November 15, 2013, among Axion International Holdings, Inc., Axion International, Inc., Axion Recycling Plastics Incorporated, MLTM Lending, LLC and Samuel G. Rose.

10.14	First Amendment to Axion International Holdings, Inc. 2010 Stock Plan effective as of November 20, 2013.